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                                                                     Exhibit (n)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report for Prospect Street High Income Portfolio Inc. dated December 5, 1997 (and to all references to our firm) included or incorporated by reference in Form N-2 1940 Act File No. 811-5557 of Prospect Street High Income Portfolio Inc.

                                            /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 11, 1998